UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 27, 2026
Date of Report (date of earliest event reported)
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Rivian Automotive, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41042 (Commission File Number)	47-3544981 (IRS Employer Identification Number)
14600 Myford Road Irvine, California 92606
(Address of principal executive offices) (Zip code)
(888) 748-4261
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 - Results of Operations and Financial Condition.

On October 29, 2026, Rivian Automotive, Inc. (the “Company”) announced its financial results for the third quarter ended September 30, 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In the press release, the Company also announced that it will be holding an audio webcast on October 29, 2026 at 2:00pm PT / 5:00pm ET to discuss its financial results for the third quarter ended September 30, 2026.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2026, the Board of Directors (the "Board") of the Company appointed Derek Mulvey, the Company’s current Vice President of Finance, as the Company’s Interim Chief Financial Officer, effective as of October 30, 2026 upon the departure of the Company’s current Chief Financial Officer, as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 27, 2026. Mr. Mulvey has also been designated by the Board as the Company's principal financial officer.

Derek Mulvey, age 36, has served as the Company’s Vice President of Finance since March 2025. Previously at the Company, he was Senior Director of Strategic Finance and Investor Relations from June 2023 to March 2025, Director of Strategic Finance and Investor Relations from May 2022 to June 2023, and Senior Manager of Strategic Finance and Investor Relations from June 2021 to May 2022. Before joining the Company, Mr. Mulvey was a Vice President at J.P. Morgan, a multinational investment bank and financial services company. Mr. Mulvey holds a B.S. in Business and Technology from Stevens Institute of Technology.

In connection with Mr. Mulvey’s appointment as Interim Chief Financial Officer his base salary was increased to $400,000 per year, and he will have a target annual incentive bonus opportunity equal to 40% of his annual base salary. In addition, on September 21, 2026, the Company granted Mr. Mulvey 125,392 restricted stock units, 50% of which vest on February 15, 2027 and 50% of which vest on August 15, 2027, subject to continued service. Mr. Mulvey has also entered into the Company’s standard indemnification agreement for directors and executive officers.

Item 7.01 - Regulation FD Disclosure.

On October 29, 2026, the Company published an Earnings Presentation (the “Presentation”) on its investor relations website in connection with the announcement of its financial results for the third quarter ended September 30, 2026. The full text of the Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

The Company is making reference to non-GAAP financial information in the press release, the Presentation, and the audio webcast. A reconciliation of these non-GAAP financial measures to their nearest GAAP equivalents is provided in the press release and the Presentation.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated October 29, 2026
99.2	Earnings Presentation, dated October 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: October 29, 2026	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer